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                                                                   EXHIBIT 10.16


                             EMPLOYMENT AGREEMENT
                             --------------------


        This is an Employment Agreement ("Employment Agreement") dated as of
                                          --------------------
July 18, 1996 between OVERHEAD DOOR CORPORATION, an Indiana corporation, the principal place of business of which is in Dallas, Texas (the "Company"), and
                                                               -------
WILLIAM SCHOCHET ("Employee").
                   --------

        WHEREAS, Employee is employed by the Company on the date hereof; and

        WHEREAS, the Company and Employee wish to continue such employment upon the terms and conditions set forth herein;

        NOW, THEREFORE, the Company and Employee hereby agree as follows:

1.   EMPLOYMENT AND TERM.
     -------------------

        The Company hereby continues to employ Employee, and Employee hereby accepts and agrees to such continued employment, for a term commencing on July 18, 1996, and terminating on July 17, 1998 (the "Term"), subject to earlier
                                                 ----
termination in accordance with paragraph 6. The Term may be extended upon the mutual written agreement of the Company and Employee. Employee shall be employed as an executive officer of the Company and shall have the title of Vice President - General Counsel with such duties as may be properly assigned to him from time to time by the Board of Directors or the President or the Chief Executive Officer of the Company. The services required of Employee hereunder shall be those usually and customarily performed in the position assigned to Employee from time to time and shall be reasonable in terms of usual business practice. During the term of this Employment Agreement, Employee shall not render services to anyone other than the Company and will devote his full business time, attention and best efforts to the business of the Company and to the fulfillment of such duties and responsibilities as may be delegated to him from time to time. The preceding sentence shall not prevent Employee from acting as a director of other corporations with the prior written consent of the Company's Board of Directors.

2.   COMPENSATION.
     ------------

          (a)   BASE SALARY. The Company shall pay Employee, in twice monthly
                -----------
payments in arrears or in accordance with the Company's regular payroll practice for its senior executive management, a base salary equal to Employee's current base salary on the date hereof. Employee's base salary shall be subject to an annual review and adjustment in accordance with the Company's normal salary review procedures for its senior executive management.

          (b)   BONUS. Employee shall be eligible to participate in the
                -----
Company's annual bonus plan, in accordance with the bonus plan terms and procedures. Under such plan, Employee will be paid: (i) a threshold bonus of 15 percent of his base salary if the
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                                       2

Company attains at least 80 percent of its EBITDA Goal for the preceding calendar year, (ii) a target bonus of 40 percent of his base salary if the Company attains at least 100 percent of its EBITDA Goal for the preceding calendar year, or (iii) a maximum bonus of 60 percent of his base salary if the Company attains at least 120 percent of its EBITDA Goal for the preceding calendar year. If the Company does not attain at least 80 percent of its EBITDA Goal for the preceding calendar year, the Chief Executive Officer of the Company may authorize payment of a bonus to Employee in such amount as he may determine in accordance with the terms of the bonus plan. "EBITDA Goal" shall have the
                                                 -----------
meaning given such term in the bonus plan. in accordance with the Company's normal practices, Employee must be employed by the Company at the time bonuses are paid with respect to any particular year in order to be eligible for a bonus with respect to such year.


          (c)   PHANTOM STOCK AWARD. Upon adoption of a phantom stock plan by
                -------------------
the Board of Directors of the Company, Employee will be granted phantom shares representing the right to share in .20 percent of the increase in the value of the Company (determined as provided in the plan) during the initial five-year period covered by the plan, subject to the terms and conditions of the plan.

          (d) SHAREHOLDER VALUE AWARD. Upon adoption of a shareholder value
              -----------------------
incentive plan by the Board of Directors of the Company, Employee's allocation percentage of the incentive pool under the plan for each year during the Term shall be 4 percent.

3.   FRINGE BENEFITS.
     ---------------

          (a) Employee shall be entitled to participate in the Company's benefit and pension plans listed on Exhibit A hereto. In the event that, after the date hereof, the Company replaces any of the benefit or pension plans on Exhibit A hereto with new plans or adds additional plans which are available to other senior officers of the Company, then Employee shall be entitled to participate in any such replacement or additional plans.

          (b) Employee shall be provided, at the Company's expense, with a car allowance of $400 monthly and shall be reimbursed for athletic club membership (if requested and used), and an annual physical, each in a manner consistent with the Company's practices for senior officers and in accordance with the Company's usual procedures.

4.   VACATION.
     --------

          Employee shall be entitled to an annual vacation of three weeks (without deduction in salary or other compensation or benefits). Such vacation shall be taken at such time or times as may be convenient to the operations of the Company and shall be consistent with prevailing vacation policies of the Company.
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                                       3

5.   REIMBURSEMENT OF EXPENSES.
     -------------------------

          Employee will be reimbursed for his reasonable and necessary business and traveling expenses in accordance with the Company's policies in effect from time to time.

6.   TERMINATION.
     -----------

          (a)   TERMINATION FOR CAUSE, INCAPACITY, OR RESIGNATION.
                -------------------------------------------------
Notwithstanding the foregoing or any other provision of this Employment Agreement, the Company may terminate the employment of Employee without further obligation to Employee (i) if Employee shall commit an act of dishonesty, gross incompetency or intentional or willful misconduct, which act occurs in the course of Employee's performance of his duties as an employee ("Cause") or (ii)
                                                                -----
in accordance with paragraph 7 by reason of Employee's incapacity. This Employment Agreement shall terminate automatically upon the death of Employee at any time during the Term. If during the Term, Employee voluntarily terminates his employment hereunder, the Company shall not have any further obligation to Employee hereunder, except as may be expressly provided under any plan of the Company applicable to Employee.

          (b)   TERMINATION WITHOUT CAUSE. If the Company terminates the
                -------------------------
employment of Employee during the Term for any reason other than those stated in paragraph 6(a), Employee shall be entitled to the payments and benefits set forth in paragraph 6(c) as liquidated damages.

          (c) Upon a termination of Employee's employment pursuant to paragraph 6(b) above, subject to Employee's compliance with paragraph 8 below,

          (i) subject to paragraph (c)(v) below, Employee shall continue to receive his base salary at the rate in effect on the date of termination for the remainder of the Term;

          (ii) Employee shall be entitled to payment of the pro rata portion of his bonus under the Company's bonus plan for the annual period in which his termination occurs accrued to the date of termination;

          (iii) subject to paragraph (c)(v) below, Employee shall continue to be covered (or shall be provided substantially equivalent benefits) at the Company's expense to the same extent as prior to his termination by the medical, dental and life insurance benefit plans of the Company, but not its travel/accident insurance and disability insurance plans or retirement plans and retirement programs (or any successor plans or programs in effect on the date of termination) for the period of 12 months after such termination;

          (iv) Employee shall be entitled to the pro rata portion of any awards earned to the date of the termination of his employment under the phantom stock plan and the shareholder value incentive plan;
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                                       4


          (v) if Employee during the respective time periods referred to in paragraphs 6(c)(i) and (iii) above should enter into other employment, his right to salary continuation from the Company shall be diminished to the extent of new salary from such other employment and his participation in the Company's medical, dental and life insurance plans shall cease to the extent of his coverage by his new employer's plans.

7.   INCAPACITY.
     ----------

          If any non-performance by Employee under this Employment Agreement is due to the incapacity of Employee, and such condition is not cured within 180 days of the first incurrence of such incapacity, the Company may terminate this Employment Agreement. The term "incapacity" shall mean any material physical,
                                ----------
mental or other disability rendering Employee incapable of substantially performing his services hereunder. In the event of any dispute between the Company and Employee as to whether Employee is incapacitated as defined herein, the determination of whether Employee is so incapacitated shall be made by an independent physician selected by the Company's Board of Directors and the decision of such physician shall be binding upon the Company and Employee.

8.   TRADE SECRETS AND EMPLOYMENT OF COMPANY EMPLOYEES.
     -------------------------------------------------

          (a) Without the Company's prior written consent, Employee shall not disclose or use at any time, either during or subsequent to his employment by the Company, any material secret or confidential information, whether or not patentable or copyrightable, belonging to the Company, Holdings, Parent or any of their affiliates (the "Company Group") of which Employee becomes informed
                          -------------
during his employment, whether or not developed by Employee, except as required by Employee's duties to the Company. Such material secrets or confidential information shall in any event, without limitation, include:

          (i)   The names of any or all of the customers of the Company Group.

          (ii)  Prices and terms charged to customers.

          (iii) Prices at which merchandise is purchased by the Company Group.

          (iv) Any aspect of advertising or merchandising carried on or planned by the Company Group.

          (v) Any information relating to the Company Group's financial systems and operations, or any part thereof and any information relating to the Company Group's administration and operations or any part thereof.

          (b) During the term of Employee's employment with the Company and for a period of three years from the date of termination of such employment for whatever reason, Employee shall not, directly or indirectly:
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                                       5

          (i) Induce or attempt to induce away, or aid, assist or abet any other party or person in inducing or attempting to induce away, from his or her employment with the Company Group any other employee of the Company Group.

          (ii) Take away or attempt to take away, or aid, assist or abet any other party or person in taking away or attempting to take away, any customers of the Company Group who were such customers at the date of termination of employment with the Company.

9.   NONCOMPETITION.
     --------------

          During the term of employment with the Company and for a period of three years from the date of termination of such employment, Employee will not, anywhere in the United States, engage, directly or indirectly, whether individually or as a member of a partnership or an officer, director, investor, stockholder, employee or consultant of a corporation or of any other person, partnership or other entity, in a business which competes with any line of business of the Company Group on the date of termination of such employment. The ownership by Employee of three percent or less of the outstanding stock of any corporation engaged in any such competitive business, but whose stock is listed on a national securities exchange or actively traded in the over-the-counter market, shall not be deemed a violation by Employee of this paragraph 9 provided that Employee shall not be an officer, director or employee of, or a consultant to, such corporation. Notwithstanding the foregoing, the provisions of this paragraph 9 shall not be applicable if (but only if) Employee's employment is terminated by the Company without Cause.

          In the event that for any reason there should be a determination by a court of competent jurisdiction that the provisions of this paragraph 9 are too broad or unreasonable or unenforceable as such, such provisions shall be deemed modified, and fully enforceable as so modified, to the extent that such a court would find them to be fair, reasonable and enforceable under the circumstances.

10.  ENTIRE AGREEMENT.
     ----------------

          This Employment Agreement (a) contains the entire agreement concerning employment arrangements between the Company and Employee, (b) supersedes and replaces any previously dated agreement relating to such employment and (c) may not be changed except by a writing signed by the party against whom the enforcement of any waiver, change, extension, modification or discharge is sought.

11.  NOTICES.
     -------

          Any notice required or permitted to be given under this Employment Agreement shall be sufficient if in writing, and sent by registered or certified mail, in the case of Employee, to his home address as reflected on the Company's employment records, in the case of the Company, to 6750 LBJ Freeway, Dallas, Texas 75240, Attention: Chairman and Chief Executive Officer.
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                                      6

12.  ASSIGNMENT.
     ----------

          This Employment Agreement shall inure to the benefit of, and shall be binding upon, the Company, its successors and assigns, and Employee, his heirs, personal representatives and permitted assigns, but may not be assigned by Employee without the Company's prior written consent.

13.  SEVERABILITY.
     ------------

          In the event any term, paragraph or provision of this Employment Agreement or its application to any circumstances shall to any extent be deemed invalid or unenforceable, the remainder of this Employment Agreement shall be valid and enforceable to the fullest extent permitted by law.

          IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first above written.


                                            OVERHEAD DOOR CORPORATION


                                            By: /s/ BRIAN J. BOLTON
                                               ---------------------------------
                                                    Brian J. Bolton
                                            Its:    Chairman & CEO


                                                /s/ WILLIAM SCHOCHET
                                            ------------------------------------
                                                    William Schochet


















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                                   EXHIBIT A

1.   Overhead Door Corporation Group Insurance Plan (Life, Health, and Dental)

2.   Personal Accident Insurance Plan for Salaried Employees

3.   Overhead Door Corporation Group Welfare Benefit (Long-Term Disability)

4.   Short-Term Disability for Salaried Employees

5.   Group Universal Life Insurance Program

6.   Overhead Door Corporation Salaried Employees Pension Plan

7.   MAP--Overhead Door Corporation Money Accumulation Plan (401k)